Exhibit 32.1

Written Statement of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of Generation Income Properties, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on November 16, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Sobelman
David Sobelman
Chief Executive Officer
(Principal Executive Officer) November 16, 2021

A signed original of this document has been provided to Generation Income Properties, Inc. and will be retained by Generation Income Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

Written Statement of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Financial Officer of Generation Income Properties, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on November 16, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Russell
Richard Russell
Chief Financial Officer
(Principal Financial and Accounting Officer) November 16, 2021

A signed original of this document has been provided to Generation Income Properties, Inc. and will be retained by Generation Income Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.